                                                                    EXHIBIT 25.1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


         100 WALL STREET, NEW YORK, NY                         10005
    (Address of principal executive offices)                 (Zip Code)

                              --------------------

                            FOR INFORMATION, CONTACT:
                           Thomas J. Kelly, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                                 ALLERGAN, INC.
               (Exact name of obligor as specified in its charter)

                  DELAWARE                                 95-1622442
      (State or other jurisdiction of                  (I. R. S. Employer
      incorporation or organization)                   Identification No.)

                               2525 DUPONT DRIVE
                         IRVINE, CALIFORNIA 92612-1599
                    (Address of principal executive offices)

                              --------------------

                          LIQUID OPTION NOTES DUE 2020

Item 1. GENERAL INFORMATION.

        Furnish the following information as to the trustee - -

        (a) Name and address of each examining or supervising authority to which it is subject.

                   Name                                     Address
                   ----                                     -------
         Comptroller of the Currency                    Washington, D. C.

        (b) Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2. AFFILIATIONS WITH THE OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.

Item 16. LIST OF EXHIBITS.

        Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 22-22485.

        Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 022-22485.

        Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 022-22485.

        Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

        Exhibit 5.    Not applicable.

        Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 022-22485.

        Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 2000, published pursuant to law or the requirements of its supervising or examining authority.

        Exhibit 8.    Not applicable.

        Exhibit 9.    Not applicable.

                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of November, 2000.

                                        U.S. BANK TRUST
                                      NATIONAL ASSOCIATION



                                 By:   /s/ Marlene J. Fahey
                                       -----------------------------------------
                                        Marlene J. Fahey
                                        Vice President

                                                                       EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 9/30/2000

                                    ($000'S)

                                                     9/30/2000
                                                     ---------
ASSETS
    Cash and Due From Depository Institutions        $  54,812
    Federal Reserve Stock                                3,396
    Fixed Assets                                           500
    Intangible Assets                                   57,136
    Other Assets                                         8,571
                                                     ---------
        TOTAL ASSETS                                 $ 124,415


LIABILITIES
    Other Liabilities                                   10,447
                                                     ---------
    TOTAL LIABILITIES                                   10,447

EQUITY
    Common and Preferred Stock                           1,000
    Surplus                                            120,932
                                                     ---------
    Undivided Profits                                   (7,964)
                                                     ---------
    TOTAL EQUITY CAPITAL                               113,968

TOTAL LIABILITIES AND EQUITY CAPITAL                 $ 124,415


To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By: /s/  Marlene J. Fahey
         ----------------------
         Vice President

Dated:   November 22, 2000